OPPENHEIMER CALIFORNIA MUNICIPAL FUND
                    Supplement Dated October 18, 1996
                 to the Prospectus dated April 20, 1996

     The Prospectus is amended as follows:

     1. The Supplement dated October 10, 1996 is replaced by this Supplement.

     2.        Effective October 10, 1996, the name of the Fund has
                    been changed from "Oppenheimer California Tax-Exempt Fund" to "Oppenheimer California Municipal Fund" and all references to the name of the Fund on the front cover page and throughout the Prospectus are changed to reflect the new name.

     3.        The first paragraph of the section captioned
                    "Investment Objective and Policies - Investments in Taxable Securities and Temporary Defensive
                    Investment Strategy" on pages 11 and 12 is deleted and replaced with the following:

                         Investments in Taxable Securities and Temporary Defensive Investment Strategy. Under normal market conditions, the Fund may invest up to 20% of its assets in taxable investments, including (i) certain "Temporary Investments" (described immediately below); (ii) covered call options and hedging instruments (described in "Hedging" below); and
                         (iii) repurchase agreements (explained below).

     October 18, 1996
     PS0790.005